Share-Based Compensation	12 Months Ended
Dec. 31, 2019
Includes share-based compensation related to:
Share-based compensation

10. Share-based compensation

In May 2006, the Company adopted the 2006 Equity Incentive Plan (the "2006 Option Plan") which allows the Company to offer a variety of incentive awards to employees, officers, directors or individual consultants or advisors who render services to the Company and authorized the issuance of 24,133,000 ordinary shares. Under the 2006 Option Plan, the share options and stock appreciation rights ("SARs") are generally granted with an exercise price equal to the fair market value of the underlying shares, as determined by the Company's Board of Directors at the date of grant and expire after ten years and six years, respectively, with vesting occurring 25% upon grant and the remaining 75% vesting ratably over three years. Certain share options and SARs granted vest immediately upon grant, and certain share options and SARs granted vest upon the satisfaction of certain performance targets. The proceeds from the exercise of the SARs by the grantee will be equity settled by delivery of equivalent fair value of ordinary shares of the Company.

On March 6, 2017, the Company granted 65,884 ordinary shares.

The Company recorded compensation expense of $25,000, nil and nil for the years ended December 31, 2017, 2018 and 2019, respectively, which were all associated with the RSUs granted by the Company.

The fair value of each RSU granted from 2012 to 2019 were based on quoted market price of the Company's ordinary shares on the grant date.

In 2017, 2018 and 2019, the Company granted no RSUs.

As of December 31, 2018 and 2019, there was no unrecognized compensation expense related to unvested share-based compensation arrangements granted under the 2006 Option Plan.